Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT dated as of December 31, 2016 (this “Amendment”), is entered into among CPI ACQUISITION, INC., a Delaware corporation (“Borrower”), CPI CARD GROUP INC., a Delaware corporation (“Holdings”), the other Loan Parties, and THE BANK OF NOVA SCOTIA (“Scotiabank”), as administrative agent for the lenders (in such capacity, “Administrative Agent”).

W I T N E S S E T H  :

WHEREAS, pursuant to the First Lien Credit Agreement, dated as of August 17, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, Holdings, the financial institutions from time to time party thereto (each individually, a “Lender”, and collectively, the “Lenders”), and Administrative Agent, among others, the Lenders have made Loans and other extensions of credit to Borrower which remain outstanding;

WHEREAS, Borrower has requested that Administrative Agent amend the Credit Agreement as described herein pursuant to clause (B) to the proviso to Section 9.02(b) of the Credit Agreement; and

WHEREAS, Administrative Agent is willing to make the amendments to the Credit Agreement provided herein, but only on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1          Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement and the other Loan Documents, and the following term shall have the following meaning:

“Effective Date” shall have the meaning assigned to that term in Article III of this Amendment.

ARTICLE II

AMENDMENTS

Section 2.1          Amendment to Section 1.01: Defined Terms.  Section 1.01 of the Credit Agreement shall be amended on the Effective Date by amending and restating the definition of “Available Amount” as follows:

“Available Amount” means, at any time (a) the sum at such time of (i) $15,000,000, plus without duplication (ii) Cumulative Excess Cash Flow for each fiscal year of Holdings in respect of which financial statements have been delivered under Section 5.01(a), plus (iii) the Net Proceeds from any sale or issuance of any Equity Interests (other than Disqualified Equity Interests and Cure Amounts) by Holdings or from any capital

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contributions in respect of Equity Interests (other than Disqualified Equity Interests and Cure Amounts) of Holdings, in each case to the extent such Net Proceeds are directly contributed to, and received by, the Borrower, plus (iv) the Net Proceeds of any Disposition of Investments made pursuant to Section 6.04(h) or (t) in reliance on the Available Amount, plus (v) to the extent not otherwise included, the aggregate amount of cash dividends, distributions, interest, fees, premiums, returns of capital, repayments of principal, income or profit returned to the Borrower or any Restricted Subsidiary in respect of Investments made pursuant to Section 6.04(h) or (t) in reliance on the Available Amount (up to the amount of the Investment), plus (vi) amounts declined by any Lender and retained by the Borrower pursuant to Section 2.11(f), plus (vii) the fair market value of all Qualified Equity Interests of the Borrower issued upon conversion or exchange of Indebtedness or Disqualified Equity Interests of the Borrower or any of its Restricted Subsidiaries after the Closing Date, together with the fair market value of any assets constituting Permitted Investments received upon such conversion or exchange minus (b) the sum at such time of (i) all prepayments required to be made under Section 2.11(d) (without giving effect to the first proviso in such Section) in respect of Excess Cash Flow, (ii) Restricted Payments previously made under Section 6.07(a)(ix) in reliance on the Available Amount, (iii) prepayments of Indebtedness previously made under Section 6.07(b)(v) in reliance on the Available Amount and (iv) Investments previously made under Section 6.04(h) and (t) in reliance on the Available Amount.

ARTICLE III

CONDITIONS PRECEDENT

Section 3.1         Conditions Precedent.  This Amendment shall not become effective unless and until each of the conditions precedent set forth below has been satisfied or the satisfaction thereof shall have been waived in writing by Administrative Agent (the date of satisfaction or waiver of such conditions being referred to as the “Effective Date”):

(a)          Receipt  by  Administrative  Agent  of  counterparts  of  this  Amendment,  duly executed and delivered by Administrative Agent, Borrower, Holdings and each other Loan Party;

(b)          The ten (10) Business Day notification period required by Section 9.02(g) of the Credit Agreement shall have expired without the receipt by the Administrative Agent of a written objection to this Amendment by the Required Lenders.

(c)          Borrower shall have paid the invoiced costs and expenses required to be paid pursuant to subsection 9.03 of the Credit Agreement.

Administrative Agent shall notify Borrower in writing upon the occurrence of the Effective Date.

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ARTICLE IV

RATIFICATION

Section 4.1          Ratification.  Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and Liens in favor of Administrative Agent or the Lenders, as the case may be, under each Loan Document to which it is a party, (ii) agrees and acknowledges that the Liens in favor of Administrative Agent and the Lenders under each Loan Document constitute valid, and to the extent required by the Loan Documents, first priority Liens on all of the Collateral and such Liens are not subject to avoidance, disallowance or subordination pursuant to any Requirement of Law, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (iii) agrees and acknowledges the First Lien Obligations constitute legal, valid and binding obligations of the Loan Parties, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and that as of the Effective Date, (a) no offsets, defenses or counterclaims to the First Lien Obligations or any other causes of action with respect to the First Lien Obligations or the Loan Documents exist and (b) no portion of the First Lien Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any Requirement of Law, (iv) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents, and (v) agrees that neither such ratification and reaffirmation, nor Administrative Agent’s nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Credit Agreement with respect to any subsequent modifications, consent or waiver with respect to the Credit Agreement or other Loan Documents. Each Loan Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and shall not be impaired or limited by the execution or effectiveness of this Amendment.  The Credit Agreement and each other Loan Document are in all respects hereby ratified and confirmed and neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any Default or Event of Default (whether or not known to Administrative Agent or any Lender), or any right, power or remedy of Administrative Agent or any Lender of any provision contained in the Credit Agreement or any other Loan Document, whether as a result of any Default, Event of Default or otherwise. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

ARTICLE V

INTERPRETATION

Section 5.1          Continuing Effect of the Credit Agreement and the Other Loan Documents. Borrower, Holdings, the other Loan Parties, and Administrative Agent hereby acknowledge and agree that the Credit Agreement and each other Loan Document shall continue to be and remain unchanged and in full force and effect in accordance with its terms, except as expressly provided herein. Nothing herein shall be deemed to entitle Borrower, Holdings, or the other Loan Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents in similar or different circumstances.

Section 5.2          Defaults or Events of Default.    Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or

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remedies that Administrative Agent or the Lenders have or may have under the Credit Agreement or any other Loan Document on account of any Default or Event of Default.

ARTICLE VI

MISCELLANEOUS

Section 6.1          Representations and Warranties.  Each of the Loan Parties hereby represents and warrants as of the date hereof (and, if the date hereof is not the Effective Date, as of the Effective Date) that, (a) no Default or Event of Default has occurred and is continuing, (b) all representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects with the same effect as if made on and as of such date(s), except to the extent such representations and warranties specifically relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects on and as of such earlier date (and except to the extent such representations and warranties are already qualified by materiality in which case such representations and warranties were true and correct in all respects with the same effect as if made on and as of such date(s)), (c) the execution, delivery and performance by such Loan Party of this Amendment, and the performance of each Loan Document by each Loan Party that is a party thereto, (i) are within such Loan Party’s corporate/limited liability company powers, (ii) have been duly authorized by all necessary corporate/limited liability company action, of such Loan Party, (iii) require no Governmental Approvals, except for Governmental Approvals (x) as have been obtained or will be obtained on or before the Effective Date, (y) the absence of which would not reasonably be expected to have a Material Adverse Effect, or (z) in connection with filings with respect to the Collateral, (iv) do not violate any provision of any law or any governmental rule or regulation applicable to Holdings, Borrower or any of its Subsidiaries, the Organizational Documents of Holdings, Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other Governmental Authority binding on Holdings, Borrower or any of its Subsidiaries, except for any violation that would not reasonably be expected to result in a Material Adverse Effect, (v) do not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Holdings, Borrower or any of its Subsidiaries, except for any conflict, breach or default that would not reasonably be expected to result in a Material Adverse Effect, (vi) will not result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, Borrower or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of the Lenders and other Liens permitted by the Credit Agreement), (vii) require any approval of stockholders or any approval or consent of any Person under any material contractual obligation of Holdings, Borrower or any of its Subsidiaries, except for such approvals or consents (x) which have been obtained or will be obtained on or before the Effective Date or (y) the absence of which would not reasonably be expected to have a Material Adverse Effect, (d) this Amendment has been duly executed and delivered by each Loan Party, and (e) this Amendment, the Credit Agreement and each of the other Loan Documents constitutes a legally valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with their respective terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

Section 6.2          Counterparts.  This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  This Amendment may be transmitted and/or signed by telefacsimile and by signatures delivered in ‘PDF’ format by electronic mail.  The effectiveness of any such documents and signatures shall, subject to any Requirement of Law, have the same force and effect as an original copy with manual signatures and shall be binding on all Loan Parties, Agents and the Lenders.

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Section 6.3.          GOVERNING LAW.   THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 6.4           Consent of Other Loan Parties.  Each other Loan Party hereby (a) consents to this Amendment and the transactions contemplated hereby and (b) acknowledges and agrees that the guarantees (and all security therefor) contained in the Credit Agreement and the other Loan Documents previously executed by it are, and shall remain, in full force and effect after giving effect to this Amendment and all other prior modifications to the Credit Agreement, if any.

Section 6.5           Fees and Expenses.  Borrower acknowledges that under subsection 9.03 of the Credit Agreement Borrower is obligated to pay, and Borrower confirms that it shall pay promptly, all reasonable and documented out-of-pocket costs and expenses incurred by Administrative Agent in connection with the negotiation, preparation and execution of this Amendment, including all reasonable fees, charges and disbursements of Latham & Watkins LLP in connection therewith.

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IN WITNESS WHEREOF,  the parties hereto have caused this Amendment to be duly executed  and delivered by their proper and duly authorized officers as of the date first above written.

CPI ACQUISITION, INC.

By:	/s/ David Brush
Name:	David Brush
Title:	Chief Financial Officer

CPI CARD GROUP INC.

By:	/s/ David Brush
Name:	David Brush
Title:	Chief Financial Officer

CPI CARD GROUP-INDIANA, INC.

By:	/s/ David Brush
Name:	David Brush
Title:	Chief Financial Officer

CPI HOLDING CO.

By:	/s/ David Brush
Name:	David Brush
Title:	Chief Financial Officer

CPI CARD GROUP-COLORADO, INC.

By:	/s/ David Brush
Name:	David Brush
Title:	Chief Financial Officer

Signature Page to First Amendment

CPI CARD GROUP-MINNESOTA, INC.

By:	/s/ David Brush
Name:	David Brush
Title:	Chief Financial Officer

CPI CARD GROUP-NEVADA, INC.

By:	/s/ David Brush
Name:	David Brush
Title:	Chief Financial Officer

EFT SOURCE, INC.

By:	/s/ David Brush
Name:	David Brush
Title:	Chief Financial Officer

Signature Page to First Amendment

THE BANK OF NOVA SCOTIA,
As Administrative Agent

By:	/s/ Clement Yu
Name:	Clement Yu
Title:	Director

By:
Name:
Title:	Analyst

Signature Page to First Amendment